Exhibit 10.2

BORROWER ACCESSION AGREEMENT

This BORROWER ACCESSION AGREEMENT dated as of March 23, 2018, among LOGMEIN, INC., a Delaware corporation (“LMI”), LOGMEIN USA, INC., a Delaware corporation (the “New Borrower”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

Reference is made to the Amended and Restated Credit Agreement, dated as of February 1, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among LMI, each of the Additional Borrowers party thereto (together with LMI, each a “Borrower” and collectively, the “Borrowers”), the Lenders parties thereto, and the Administrative Agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Under the Credit Agreement, the Lenders have agreed, upon the terms and subject to the conditions therein set forth, to make Loans to the Borrowers. Each of LMI and the New Borrower represent and warrant that the representations and warranties of LMI in the Credit Agreement relating to the New Borrower and this Borrower Accession Agreement are true and correct in all material respects (or in all respects if already qualified by concepts of materiality) on and as of the date hereof and no Default or Event of Default has occurred and is continuing as a result of the New Borrower becoming a Borrower. LMI agrees that the guarantee of LMI and each other Domestic Borrower contained in the Credit Agreement will apply to the obligations of the New Borrower. Upon execution and delivery of this Borrower Accession Agreement by each of LMI, the New Borrower and the Administrative Agent and the satisfaction of all other requirements under Section 5.09(a) of the Credit Agreement, the New Borrower shall be a party to the Credit Agreement and a “Borrower” for all purposes thereof, and the New Borrower hereby agrees to be bound by all provisions of the Credit Agreement.

Except as expressly amended by this Borrower Accession Agreement, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, including, but not limited to, the Security Agreement and the grant of security interests made by each Loan Party party thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect.

THIS BORROWER ACCESSION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

The provisions of Section 9.06 of the Credit Agreement as to counterparts and electronic execution are hereby incorporated into this Borrower Accession Agreement by reference, mutatis mutandis, as if such provisions were fully set forth herein.

IN WITNESS WHEREOF, the parties hereto have caused this Borrower Accession Agreement to be duly executed by their authorized officers as of the date first appearing above.

LOGMEIN, INC.

By:	/s/ Edward K. Herdiech
Name:	Edward K. Herdiech
Title:	Chief Financial Officer and Treasurer

LOGMEIN USA, INC.

By:	/s/ Edward K. Herdiech
Name:	Edward K. Herdiech
Title:	Treasurer

[Signature Page to LMI USA Borrower Accession Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Daglas Panchal
Name:	Daglas Panchal
Title:	Executive Director

[Signature Page to LMI USA Borrower Accession Agreement]

Consented to:

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Daglas Panchal
Name:	Daglas Panchal
Title:	Executive Director

[Signature Page to LMI USA Borrower Accession Agreement]

Consented to:

Royal Bank of Canada, as Lender

By:	/s/ Theodore Brown
Name:	Theodore Brown
Title:	Authorized Signatory

[Signature Page to LMI USA Borrower Accession Agreement]

Consented to:

SILICON VALLEY BANK, as Lender

By:	/s/ Michael Shuhy
Name:	Michael Shuhy
Title:	Managing Director

[Signature Page to LMI USA Borrower Accession Agreement]

Consented to:

BANK OF AMERICA, N.A., as Lender

By:	/s/ Eric A. Baltazar
Name:	Eric A. Baltazar
Title:	Vice President

[Signature Page to LMI USA Borrower Accession Agreement]

Consented to:

Citizens Bank, N.A., as Lender

By:	/s/ Rory Mullin
Name:	Rory Mullin
Title:	Senior Vice President

[Signature Page to LMI USA Borrower Accession Agreement]

Consented to:

Wells Fargo, N.A., as Lender

By:	/s/ Cameron Burbank
Name:	Cameron Burbank
Title:	Vice President

[Signature Page to LMI USA Borrower Accession Agreement]

Consented to:

TD Bank, N.A., as Lender

By:	/s/ Leonid Batsevitsky
Name:	Leonid Batsevitsky
Title:	Vice President

[Signature Page to LMI USA Borrower Accession Agreement]

Consented to:

SUNTRUST BANK, as Lender

By:	/s/ John Cappellari
Name:	John Cappellari
Title:	Director

[Signature Page to LMI USA Borrower Accession Agreement]